UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2024

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2024, Sharps Technology, Inc., a Nevada corporation (the “Company”), entered into subscription agreements with certain institutional investors, pursuant to which the Company agreed to issue and sell to the investors 1,958,000 shares (the “Shares”) of Common Stock, par value $0.0001 per share of the Company at a price of $0.38 per share for gross proceeds to the Company of $744,040.

The Shares to be issued in the offering were offered at-the-market under Nasdaq rules and pursuant to the Company’s Form 1-A (the “Offering Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on May 21, 2024, and qualified on May 30, 2024.

Additionally, pursuant to a warrant inducement agreement (the “Warrant Agreement”) entered into on May 30, 2024, between the Company and certain investors, the investors exercised 4,441,715 warrants and the Company received $1,465,715 in gross proceeds and issued an aggregate of 4,441,715 new warrants (“New Warrants”) that are exercisable at $0.45 per share. The New Warrants will expire on the five (5) year anniversary of their initial  exercise date which is six months from issuance. The New Warrant contains no anti-dilution or re-set features. If at the time of exercise there is no effective registration statement registering the New Warrants, or the prospectus contained therein is not available for the issuance of the New Warrants to the holder or the resale of the New Warrants by the holder, then the New Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise”.

The offering closed on June 3, 2024.

Exhibits 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Subscription Agreement (incorporated by reference to Form 1-A filed on May 30, 2024)
4.2	Form of New Warrant (incorporated by reference to current report on Form 8-K filed on June 3, 2024)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024

SHARPS TECHNOLOGY, INC.

/s/ Robert Hayes
Robert Hayes
Chief Executive Officer